1 Second-Quarter 2023 Second Quarter Overall Net Sales $753.8M | 2.3% Diluted Earnings Per Share: $2.06 Adjusted Diluted Earnings Per Share: $2.11 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q2 2023 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We had a solid first-half of 2023, and with the momentum of our high-value product capacity expansion projects, we are well positioned for an even better second-half of the year. While COVID-19 related sales continued to decline as expected, our base Proprietary Products business again organically grew double digits. We see continued stability in both near- and long-term demand trends for our HVP components, devices and systems, and our team members remain focused on creating value-added solutions for our customers.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Second-Quarter 2023 Analyst Conference Call 9 a.m. Eastern Time | July 27, 2023

3 West Analyst Conference Call 9 a.m. Eastern Time July 27, 2023 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BIe7c5497da46b40a883a 63bbba191c9a6 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second-quarter 2023 and management’s discussion of those results during today’s conference call. WST Q2 2023 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q2 2023 Earnings

5 Financial Highlights WST Q2 2023 Earnings • Second quarter 2023 net sales of $753.8 million declined 2.3%; organic net sales declined 2.5% • Second quarter 2023 reported-diluted EPS of $2.06 compared to $2.48 in the same period last year; adjusted-diluted EPS of $2.11 compared to $2.47 in the same period last year

6 HVP Co m p o nen ts & D el ivery System s Gl ob a l Cap ac i ty Exp a n s ion Delivering unique value to Customers and Patients Execute. Innovate. Grow. WST Q2 2023 Earnings

7 Keep Everlastingly At It™ 250+ charitable organizations that West partnered with across the globe in water intensity helping to make processes more sustainable 44% of West’s Senior Leadership are women and/or minorities in energy intensity enabling us to be more efficient in waste recycled and global waste diversion at sites 2022 Environmental Social Governance (ESG) Report published in June Progress Reduction Improvement 50 scholarships funded for underrepresented students WST Q2 2023 Earnings Recognized for supporting a healthy planet for everyone Global Public Service Award 2022 Corporate Societal Excellence - Singapore Proud Sustainability Partner to the Philadelphia Eagles

8 2023 Full-Year Guidance WST Q2 2023 Earnings 2023 Full-Year Guidance $2.970 - $2.995 billionConsolidated Net Sales $7.65 to $7.80Adjusted-Diluted EPS

9 Second-Quarter 2023 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30 2023 2022 $771.3$753.8Reported Net Sales 41.7%38.7%Gross Profit Margin $228.4$182.5Reported Operating Profit $227.0$185.0Adjusted Operating Profit (1) 29.6%24.2%Reported Operating Profit Margin 29.4%24.5%Adjusted Operating Profit Margin (1) $2.48$2.06Reported-Diluted EPS $2.47$2.11Adjusted-Diluted EPS (1) “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q2 2023 Earnings

10 Overall Organic Net Sales Decline: 2.5% (Q2 2023) Proprietary Products Q2 2023 organic net sales declined 5.5% driven by a reduction in COVID-related sales of approximately $106 million. BIOLOGICS GENERICS PHARMA Sales decline due to reduction in sales related to COVID-19 vaccines Sales led by high-value products, including Westar® components and delivery devices Sales led by high-value products, including Envision® and Westar® components and Admin Systems CONTRACT MANUFACTURING Organic sales growth of 14.3%, led by increase in sales of components associated with injection-related devices (Double Digit) High-Single Digit Double DigitMid-Single Digit Second-Quarter 2023 Organic Net Sales Growth WST Q2 2023 Earnings

11 Change in Consolidated Net Sales Second-Quarter 2022 to 2023 ($ millions) WST Q2 2023 Earnings

12 Gross Profit Update ($ millions) Three Months Ended June 30, 2023 2022 $302.3$271.4Proprietary Products Gross Profit 46.2%43.9%Proprietary Products Gross Profit Margin $19.2$20.9Contract-Manufactured Products Gross Profit 16.3%15.4%Contract-Manufactured Products Gross Profit Margin $321.5$291.4Reported Consolidated Gross Profit 41.7%38.7%Reported Consolidated Gross Profit Margin WST Q2 2023 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q2 2022 YTD Q2 2023 $59.7$65.7Depreciation and Amortization $324.3$307.3Operating Cash Flow $131.9$157.5Capital Expenditures $192.4$149.8Free Cash Flow Financial Condition December 31, 2022 June 30, 2023 $894.3$796.3Cash and Cash Equivalents $208.9$207.8Debt $2,684.9$2,746.7Equity $1,400.5$1,362.6Working Capital WST Q2 2023 Earnings

14 Execute. Innovate. Grow. Delivering Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future Making a Difference to Patient Health over the next Century WST Q2 2023 Earnings

15 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A WST Q2 2023 Earnings

16 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q2 2023 Earnings

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Diluted EPS Net income Income tax expense Operating profitThree months ended June 30, 2023 $2.06$155.1$34.8$182.5Reported (U.S. GAAP) Unallocated items: 0.042.9(0.7)2.2Loss on disposal of plant -0.4(0.3)0.1Restructuring and other charges 0.010.7-0.2Amortization of acquisition-related intangible assets $2.11$159.1$33.8$185.0Adjusted (Non-U.S. GAAP) WST Q2 2023 Earnings Diluted EPS Net income Income tax expense Operating profitSix months ended June 30, 2023 $3.91$295.1$58.4$337.8Reported (U.S. GAAP) Unallocated items: 0.1612.3(0.7)11.6Loss on disposal of plant -0.4(0.3)0.1Restructuring and other charges 0.021.4-0.4Amortization of acquisition-related intangible assets $4.09$309.2$57.4$349.9Adjusted (Non-U.S. GAAP)

Notes to Non-U.S. GAAP Financial Measures

RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED)

See "Notes to Non-U.S. GAAP Financial Measures", "Safe Harbor Statement" (Slide 4) and today's press release for an explanation and reconciliation of these items.

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS

($ millions, except EPS data)

Three months ended June 30, 2022	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$228.4	$44.2	$188.5	$2.48
Unallocated items:				
Restructuring and other charges	(1.6)	(0.4)	(1.2)	(0.01)
Pension settlement	-	0.2	0.4	0.01
Amortization of acquisition-related intangible assets	0.2	-	0.7	0.01
Royalty acceleration	-	1.3	(1.3)	(0.02)
Adjusted (Non-U.S. GAAP)	$227.0	$45.3	$187.1	$2.47

Six months ended June 30, 2022	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$418.1	$65.4	$362.3	$4.77
Unallocated items:				
Restructuring and other charges	(1.6)	(0.4)	(1.2)	(0.01)
Pension settlement	-	0.3	0.9	0.01
Amortization of acquisition-related intangible assets	0.4	-	1.4	0.02
Royalty acceleration	-	1.3	(1.3)	(0.02)
Adjusted (Non-U.S. GAAP)	$416.9	$66.6	$362.1	$4.77

WST Q2 2023 Earnings

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19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) TotalEliminationsCMProprietaryThree months ended June 30, 2023 $753.8$-$135.8$618.0Reported net sales (U.S. GAAP) (4.4)-(1.2)(3.2)Effect of changes in currency translation rates $749.4$-$134.6$614.8Organic net sales (Non-U.S. GAAP) (1) WST Q2 2023 Earnings TotalEliminationsCMProprietarySix months ended June 30, 2023 $1,470.4$-$269.3$1,201.1Reported net sales (U.S. GAAP) 15.7-1.114.6Effect of changes in currency translation rates $1,486.1$-$270.4$1,215.7Organic net sales (Non-U.S. GAAP) (1)

Notes to Non-U.S. GAAP Financial Measures

RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED)

See "Notes to Non-U.S. GAAP Financial Measures", "Safe Harbor Statement" (Slide 4) and today's press release for an explanation and reconciliation of these items.

Reconciliation of Net Sales to Organic Net Sales (1 and 2)

($ millions)

Three months ended June 30, 2022	Proprietary	CM	Eliminations	Total
Reported net sales (U.S. GAAP)	$653.7	$117.8	$(0.2)	$771.3
Effect of divestitures and/or acquisitions	(3.1)	-	-	(3.1)
Net sales excluding divestiture (Non-U.S. GAAP) [2]	$650.6	$117.8	$(0.2)	$768.2

Six months ended June 30, 2022	Proprietary	CM	Eliminations	Total
Reported net sales (U.S. GAAP)	$1,255.0	$236.5	$(0.2)	$1,491.3
Effect of divestitures and/or acquisitions	(3.1)	-	-	(3.1)
Net sales excluding divestiture(Non-U.S. GAAP) [2]	$1,251.9	$236.5	$(0.2)	$1,488.2

(1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period.

(2) Net sales excluding divestiture represents the 2022 comparative sales figure used in our organic sales growth calculation to eliminate the impact of our 2023 divestiture.

WST Q2 2023 Earnings

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21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance % Change2023 Guidance2022 Actual (3.6%) to (1.7%)$7.45 to $7.60$7.73Reported-diluted EPS (U.S. GAAP) -0.29Restructuring and other charges -0.42Pension settlement 0.040.04Amortization of acquisition-related intangible assets -0.05Cost investment activity -(0.02)Royalty acceleration 0.07Tax law changes 0.16-Loss on disposal of plant (10.8%) to (9.1%)$7.65 to $7.80$8.58Adjusted-diluted EPS (Non-U.S. GAAP) (1) (1) See “Full-year 2023 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2023 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-half of 2023, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.26. Any future tax benefits associated with stock-based compensation that we receive in 2023 would provide a positive adjustment to our full-year EPS guidance. In 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.22. WST Q2 2023 Earnings